EXHIBIT 99.3
                                                                    ------------


                                                               EXECUTION VERSION


                                    PLEDGE AGREEMENT dated December 31, 2002,
                           among TIME WARNER ENTERTAINMENT-ADVANCE/NEWHOUSE PARTNERSHIP, a New York general partnership ("TWEAN"), of which Time Warner Entertainment, L.P., Paragon Communications and Advance/Newhouse Partnership are the general partners; ADVANCE-NEWHOUSE PARTNERSHIP, a New York general partnership ("ANP" and, together with TWEAN, the "PLEDGORS"); TWEAN SUBSIDIARY, LLC, a Delaware limited liability company (the "INITIAL BORROWER") and a wholly owned subsidiary of TWEAN; and JPMORGAN CHASE BANK, ("JPMORGAN"), as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Secured Parties (as defined herein).

         Reference is made to (a) the Credit Agreement dated as of December 31, 2002 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Initial Borrower, ANP, the lenders from time to time party thereto (the "LENDERS") and JPMorgan, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), (b) the Senior Note Purchase Agreement dated as of December 31, 2002 (as amended, supplemented or otherwise modified from time to time, the "SENIOR NOTE PURCHASE AGREEMENT"), among the Initial Borrower, ANP and Metropolitan Life Insurance Company, Metropolitan Insurance and Annuity Company, General American Life Insurance Company, New England Life Insurance Company, Texas Life Insurance Company, MetLife Bank, National Association, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey and The Prudential Insurance Company of America, as purchasers (the "INITIAL SENIOR NOTE PURCHASERS"), (c) the Guarantee and Collateral Agreement referred to in the Credit Agreement (as amended and in effect from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT") and (d) the Consent and Agreement dated as of December 31, 2002 (the "CONSENT"), among TWEAN, its general partners, the Initial Borrower and the Collateral Agent. Capitalized terms used and not otherwise defined herein shall have meanings assigned to them in Section 1.01.

         The Lenders have agreed, upon the terms and subject to the conditions specified in the Credit Agreement, to extend credit to the Initial Borrower and to a subsidiary of Advance that may be added as a Borrower under the Credit Agreement (the "ADVANCE BORROWER" and, together with the Initial Borrower, the "BORROWERS", it being agreed that at all times prior to the designation of the Advance Borrower pursuant to Section 2.19 of the Credit Agreement or Section 9.8 of the Senior Note Purchase Agreement, references herein to "the Borrowers", "each Borrower" or "either Borrower" shall be deemed to refer only to the Initial Borrower). The Initial Senior Note Purchasers have agreed, upon the terms and subject to the conditions specified in the Senior Note Purchase Agreement, to purchase the Initial Senior Notes. The obligations of the Lenders to extend credit to the Borrowers and of the Initial Senior Note Purchasers to purchase the Initial Senior Notes are conditioned upon, among other things, the execution and delivery by the Pledgors of this Agreement. ANP has agreed in the Credit Agreement and the Initial Senior Note Purchase Agreement to execute and deliver this Pledge Agreement. Although TWEAN is not a party to or responsible as a guarantor or otherwise for the performance by the Borrowers of their obligations under the Credit Agreement and the Senior Note Purchase Agreement, TWEAN has agreed in the Consent to execute and deliver this Pledge Agreement upon the request of the


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                                                                               2

Initial Borrower and the Initial Borrower has made such request to TWEAN. Accordingly, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. CREDIT AGREEMENT; TERMS GENERALLY (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement as in effect on the date hereof. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; all references to the Uniform Commercial Code shall mean the New York UCC; the term "INSTRUMENT" shall have the meaning specified in Article 9 of the New York UCC.

         (b) The Definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (iv) all references herein to Articles, Sections and Schedules shall be construed to refer to Articles and Sections of, and Schedules to, this Agreement.

         SECTION 1.02. OTHER DEFINED TERMS As used in this Agreement, the following terms have the meanings specified below:

         "ADDITIONAL SENIOR NOTES" means any additional guaranteed senior secured notes of the Borrowers issued pursuant to a supplement to the Senior Note Purchase Agreement.

         "BANKRUPTCY PROCEEDING" means, with respect to any Person, a general assignment by such Person for the benefit of its creditors, or the institution by or against such Person of any proceeding seeking relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.

         "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

         "COLLATERAL" has the meaning assigned to such term in Section 2.01.

         "CREDIT AGREEMENT DEFAULT" means any "Default" as defined in the Credit Agreement.


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                                                                               3

         "CREDIT AGREEMENT DOCUMENTS" means the Credit Agreement, any Incremental Term Loan Accession Agreement, this Agreement, the other Security Documents and any Interest Rate Hedging Agreement with a counterparty that (i) is a Lender or an Affiliate of a Lender as of the date hereof or (ii) shall have been a Lender or an Affiliate of a Lender at the time such Interest Rate Hedging Agreement shall have been entered into.

         "CREDIT AGREEMENT EVENT OF DEFAULT" means any "Event of Default", as defined in the Credit Agreement.

         "CREDIT AGREEMENT OBLIGATIONS" means (a) the due and punctual payment by the Borrowers of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans including any Incremental Term Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral (other than payments for which moneys have been deposited with the Collateral Agent in the Letter of Credit Collateral Account) and (iii) all other monetary obligations of the Borrowers to any of the Credit Agreement Secured Parties under the Credit Agreement and each of the other Credit Agreement Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrowers to any of the Credit Agreement Secured Parties under or pursuant to the Credit Agreement and each of the other Credit Agreement Documents and (c) the due and punctual payment and performance of all the obligations of each other Obligor to any of the Credit Agreement Secured Parties under this Agreement and each of the other Credit Agreement Documents.

         "CREDIT AGREEMENT SECURED PARTIES" means (a) the Lenders, (b) the Administrative Agent, (c) the Issuing Bank, (d) each counterparty to any Interest Rate Hedging Agreement with a Borrower or a subsidiary of a Borrower that either (i) is in effect on the date hereof if such counterparty is a Lender or an Affiliate of a Lender as of the date hereof or (ii) is entered into after the date hereof if such counterparty is a Lender or an Affiliate of a Lender at the time such Interest Rate Hedging Agreement is entered into, (e) each beneficiary of any indemnification obligation undertaken by any Obligor under any Credit Agreement Document and (f) the successors and assigns of each of the foregoing.

         "DEFAULT" means a Credit Agreement Default or a Senior Note Default.

         "DOCUMENTS" means the Credit Agreement Documents and the Senior Note Documents.

         "EQUITY INTERESTS" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any Person, or any obligations convertible into or exchangeable for, or giving any Person a right, option or warrant to acquire, such equity interests or such convertible or exchangeable obligations.


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                                                                               4

         "EVENT OF DEFAULT" means a Credit Agreement Event of Default or a Senior Note Event of Default.

         "FEDERAL SECURITIES LAWS" has the meaning assigned to such term in
Section 3.03.

         "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "INCREMENTAL TERM LOANS" means additional term loans made by one or more Lenders to the Borrowers from time to time commencing on the date hereof and ending on the second anniversary of the date hereof.

         "INITIAL SENIOR NOTES" means the $150,000,000 5.65% Series 2002-A Guaranteed Senior Secured Notes, Tranche 1, due December 31, 2009 and the $150,000,000 6.16% Series 2002-A Guaranteed Senior Secured Notes, Tranche 2, due December 31, 2012 originally issued by the Initial Borrower under and pursuant to the Senior Note Purchase Agreement.

         "INTEREST RATE HEDGING AGREEMENT" means any agreement entered into to hedge or mitigate interest rate risks to which the Borrowers and their subsidiaries have actual exposure or to cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest liabilities of the Borrowers or their subsidiaries.

         "LENDER EXPOSURE" means, as of any date of determination, for any Lender, (a) if no Credit Agreement Default or Credit Agreement Event of Default shall exist, the sum of (i) such Lender's pro rata portion of the aggregate amount of the Revolving Credit Exposure, (ii) such Lender's pro rata portion of the aggregate amount of outstanding Term Loans and Incremental Term Loans and
(iii) such Lender's pro rata portion of the aggregate amount of unused Commitments or (b) if a Credit Agreement Default or Credit Agreement Event of Default shall exist, the sum of (i) such Lender's pro rata portion of the aggregate amount of the Revolving Credit Exposure and (ii) such Lender's pro rata portion of the aggregate amount of outstanding Term Loans and Incremental Term Loans.

         "LETTER OF CREDIT COLLATERAL ACCOUNT" means an account maintained by the Collateral Agent for the purpose of receiving and holding amounts as directed in the Guarantee and Collateral Agreement.

         "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.


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         "MAJORITY SECURED PARTIES" means either (a)(i) the Required Lenders and
(ii) the Required Holders, each voting as a class or (b) Lenders and Senior Note Purchasers, considered as a single class, holding at least 75% of the sum of (i) the aggregate amount of the Lender Exposures of all Lenders and (ii) the aggregate outstanding principal amount of the indebtedness evidenced by the Senior Notes; PROVIDED that if at any time the aggregate amount of the Lender Exposures of all Lenders or the aggregate outstanding principal amount of the indebtedness evidenced by the Senior Notes represents less than 10% of the sum of (i) the aggregate amount of the Lender Exposures of all Lenders and (ii) the aggregate outstanding principal amount of the indebtedness evidenced by the Senior Notes, then and in such event "Majority Secured Parties" shall mean Lenders and Senior Note Purchasers, considered as a single class, holding more than 50% of the sum of (A) the aggregate amount of the Lender Exposures of all Lenders and (B) the aggregate outstanding principal amount of the indebtedness evidenced by the Senior Notes; PROVIDED FURTHER that for purposes of determining the Majority Secured Parties, any Lender Exposures or Senior Notes then owned by the Borrowers or their Affiliates shall be disregarded.

         "NEW YORK UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

         "OBLIGATIONS" means the Credit Agreement Obligations and the Senior Note Obligations and all monetary obligations of the Obligors to the Collateral Agent hereunder or under the other Security Documents.

         "OBLIGOR" means each Borrower and each Grantor and Guarantor under the Guarantee and Collateral Agreement.

         "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "PLEDGED SECURITIES" means any securities now or hereafter included in the Collateral, including all certificates, instruments or other documents representing or evidencing Collateral.

         "PROCEEDS" has the meaning specified in Section 9-102 of the New York UCC.

         "REQUIRED LENDERS" means, at any time, Lenders having Revolving Credit Exposures, outstanding Term Loans and Incremental Term Loans and unused Commitments representing more than 50% of the sum of the aggregate Revolving Credit Exposures, outstanding Term Loans and Incremental Term Loans and unused Commitments at such time (exclusive of Revolving Credit Exposure, outstanding Term Loans, Incremental Term Loans and unused Commitments then owned by the Borrowers or their Affiliates).

         "REQUIRED PURCHASERS" means, at any time, the holder or holders of more than 75% in aggregate principal amount of the Senior Notes at such time outstanding (exclusive of Senior Notes then owned by the Borrowers or their Affiliates).

         "RESTRUCTURING AGREEMENTS" means (a) the Master Transaction Agreement dated as of August 1, 2002, among TWEAN, ANP, TWE, Paragon, Advance and Newhouse, (b) each of the "Transaction Agreements" referred to in such Master Transaction Agreement, (c) each other agreement or instrument entered into or delivered pursuant to the Master Transaction


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                                                                               6

Agreement or any such Transaction Agreements and (d) all exhibits to any of the foregoing documents, all as amended and in effect from time to time.

         "SECURED PARTIES" means the Credit Agreement Secured Parties and the Senior Note Secured Parties.

         "SECURITY DOCUMENTS" means this Agreement, the Guarantee and Collateral Agreement and the Consent.

         "SENIOR NOTE DEFAULT" means any "Default" as defined in the Senior Note Purchase Agreement.

         "SENIOR NOTE DOCUMENTS" shall mean the Senior Note Purchase Agreement and any Supplements (as defined in the Senior Note Purchase Agreement) thereto and all instruments evidencing the Senior Notes issued thereunder or under any Supplement thereto, this Agreement and the other Security Documents.

         "SENIOR NOTE EVENT OF DEFAULT" means any "Event of Default", as defined in the Senior Note Purchase Agreement.

         "SENIOR NOTE OBLIGATIONS" means the principal of, Make-Whole Amount (as defined in the Senior Note Purchase Agreement) payable in respect of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, on the Senior Notes and all other monetary obligations of the Borrowers to any of the Senior Note Secured Parties under the Senior Note Purchase Agreement and each of the other Senior Note Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (c) the due and punctual performance of all other obligations of the Borrowers to any of the Senior Note Secured Parties under or pursuant to the Senior Note Purchase Agreement and each of the other Senior Note Documents and (d) the due and punctual payment and performance of all the obligations of each other Obligor to any of the Senior Note Secured Parties under this Agreement and each of the other Senior Note Documents.

         "SENIOR NOTE PURCHASERS" means (a) the Initial Senior Note Purchasers and their successors and permitted assigns, pursuant to the terms of the Senior Note Purchase Agreement and (b) the purchasers of any Additional Senior Notes and their successors and permitted assigns.

         "SENIOR NOTE SECURED PARTIES" means (a) the Senior Note Purchasers, (b) each beneficiary of any indemnification obligation undertaken any Obligor under any Senior Note Document and (c) the successors and assigns of each of the foregoing.

         "SENIOR NOTES" means the Initial Senior Notes and any Additional Senior Notes.

         "SPECIAL TRUST ACCOUNT" shall mean an interest bearing restricted account maintained by the Collateral Agent for the purpose of receiving and holding payments under Section 2.04(b) and other amounts as directed in the Guarantee and Collateral Agreement.


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                                                                               7

         "TWEAN PARTNERSHIP AGREEMENT" means the Third Amended and Restated Partnership Agreement of Time Warner Entertainment-Advance/Newhouse Partnership dated as of December 31, 2002, as amended from time to time, among TWE, ANP and Paragon Communications.


                                   ARTICLE II

                                     PLEDGE

         SECTION 2.01. PLEDGE. As security for the payment or performance, as the case may be, in full of all the Obligations, (i) TWEAN does hereby assign, pledge, transfer, grant, bargain, sell, convey, hypothecate, set over and deliver and create a security interest in (collectively, "PLEDGE") unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, all its right, title and interest in, to and under all the outstanding Equity Interests owned by it on the date hereof or at any time hereafter in the Initial Borrower (which Equity Interests equal on the date hereof 100% of the Equity Interests of the Initial Borrower) and (ii) ANP does hereby Pledge unto the Collateral Agent, its successors and assigns for the benefit of the Secured Parties, all its right, title and interest in, to and under (A) all the outstanding Equity Interests owned by it at any time on the date hereof or at any time hereafter in the Initial Borrower (which Equity Interests, together with those Pledged in paragraph (i) above, will at all times hereafter equal 100% of the Equity Interests of the Initial Borrower), (B) all payments, whether of dividends or other distributions or otherwise, and whether of cash or other assets, from time to time received by or otherwise distributed to it in respect of, in exchange for or upon the conversion of the Equity Interests pledged pursuant to clause (i) above, (C) subject to Section 3.01, all rights and privileges of ANP with respect to the Equity Interests and other property pledged pursuant to clauses (i) and (ii) above and (D) all proceeds of any of the foregoing under this clause (ii) (the collateral referred to in the preceding clauses (i) and (ii) being collectively called the "COLLATERAL").

         TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever; SUBJECT, HOWEVER, to the terms, covenants and conditions hereinafter set forth.

         SECTION 2.02. DELIVERY OF THE COLLATERAL; PERFECTION. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all certificates or instruments held by it representing any of the Collateral. Upon delivery to the Collateral Agent, all Pledged Securities shall be accompanied by instruments of transfer executed in blank satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request.

         (b) Each Pledgor agrees, at the cost and expense of the Borrowers, to cooperate with the Collateral Agent to enable it to take from time to time all such actions as shall be required under applicable law or reasonably requested by the Collateral Agent to perfect and maintain the perfection of the Lien created by this Agreement, including, in the case of any Collateral owned by or in the possession of such Pledgor in which such Lien cannot be perfected by the possession of certificates or instruments, the filing of all such financing statements and


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similar documents, and the obtaining of all such acknowledgments of clearing corporations, brokers and other intermediaries, as shall be required for such perfection under the Uniform Commercial Code or other law of any applicable jurisdiction (it being understood that in the case of TWEAN, such actions shall be limited to the delivery to the Collateral Agent of any Pledged Securities that shall come into its possession, together with appropriate endorsements or stock powers).

         (c) The Equity Interests initially included in the Collateral are set forth in Schedule I hereto. At the time any additional Equity Interests shall become part of the Collateral, ANP shall deliver to the Collateral Agent and the other Pledgors a revised Schedule I setting forth the Equity Interests held by each Pledgor, which shall supersede all Schedules previously delivered pursuant to the requirements of this paragraph.

         SECTION 2.03. REPRESENTATIONS, WARRANTIES AND COVENANTS. (a) ANP and the Initial Borrower hereby represent, warrant and covenant to and with the Collateral Agent that:

         (i) the Equity Interests pledged hereunder represent and will at all times hereafter represent all the issued and outstanding Equity Interests of the Initial Borrower;

         (ii) except for the security interest granted hereunder, ANP (A) is and will at all times continue to be the direct owner, beneficially and of record, of the Collateral owned by it, (B) holds and will at all times hold the same free and clear of all Liens, (C) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral owned by it, other than pursuant hereto or as may be permitted under the Credit Agreement and the Senior Note Purchase Agreement, (D) subject to Section 2.04, will cause any and all Pledged Securities included in such Collateral to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder, (E) will not permit the Initial Borrower to reverse its election pursuant to the Initial Borrower LLC Agreement to "opt-in" to Article 8 of the Uniform Commercial Code as in effect in the State of New York and (F) will not admit any Person as a new member in the Initial Borrower without the consent of the Collateral Agent;

         (iii) ANP (A) has the power and authority to pledge the Collateral pledged by it in the manner hereby done or contemplated and (B) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all Persons whomsoever;

         (iv) no consent of any other Person (including equity holders of ANP or TWEAN or creditors of ANP or TWEAN) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected by ANP hereunder, other than such as have been obtained;

         (v) all of the Equity Interests pledged hereunder have been duly authorized and validly issued and are fully paid and nonassessable; and

         (vi) all information set forth herein relating to the Collateral is accurate and complete in all material respects as of the date hereof.


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                                                                               9

         (b) TWEAN hereby represents, warrants and covenants to and with the Collateral Agent that:

         (i) the Equity Interests pledged by it hereunder represent, on the date hereof, all the issued and outstanding Equity Interests of the Initial Borrower;

         (ii) except for the security interest granted hereunder, TWEAN (A) is and will at all times continue to be the direct owner, beneficially and of record, of the Collateral listed in Schedule I as being owned by it (except to the extent the Equity Interests in the Initial Borrower shall have been distributed to ANP), (B) holds the same on the date hereof free and clear of all Liens, (C) will make no assignment, pledge, hypothecation or transfer of, or create any security interest in the Collateral owned by it, other than pursuant hereto or as may be permitted to be created or to exist by ANP under the Credit Agreement and the Senior Note Purchase Agreement,
     (D) subject to Section 2.04 will cause any and all Pledged Securities included in such Collateral to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder, (E) will not seek to cause the Initial Borrower to reverse its election pursuant to the Initial Borrower LLC Agreement to "opt-in" to Article 8 of the Uniform Commercial Code as in effect in the State of New York and (F) will not seek to admit any Person as a new member in the Initial Borrower without the consent of the Collateral Agent;

         (iii) TWEAN has the power and authority to pledge the Collateral pledged by it in the manner hereby done or contemplated; and

         (iv) all of the Equity Interests pledged by TWEAN hereunder have been duly authorized and validly issued and are fully paid and nonassessable.

         SECTION 2.04. VOTING RIGHTS; DIVIDENDS AND INTEREST, ETC. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given ANP notice of its intent to exercise its rights under this Agreement (unless a Bankruptcy Proceeding shall have commenced or the maturity of the Credit Agreement Obligations or the Senior Note Obligations shall have been accelerated, in which case no notice shall be required);

         (i) the Collateral Agent and ANP agree that ANP shall be entitled to exercise any and all voting and/or other consensual rights and powers with respect to the pledged Equity Interests or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Documents (TWEAN hereby agreeing that it will not seek to exercise any such rights or powers to the extent inconsistent with the organizational documents of the Initial Borrower);

         (ii) ANP, as its interests may appear under the Restructuring Agreements, shall be entitled to receive and retain any and all cash dividends and other distributions paid on the Equity Interests pledged hereunder to the extent and only to the extent that such cash dividends and other distributions are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Credit Agreement Documents, the Senior Note Purchase Agreement, the other Senior Note Documents and applicable laws. All noncash dividends and other distributions and all dividends and other distributions paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all


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     other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the pledged Equity Interests, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any thereof or received in exchange for such Equity Interests or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and shall not be commingled by ANP with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the form in which so received (with any necessary endorsement); and

         (iii) ANP and the Initial Borrower will cause all dividends and distributions paid or made by the Initial Borrower with respect to the Collateral to be transmitted, pursuant to the irrevocable instructions given by TWEAN below in this clause (iii), directly to one or more accounts controlled by ANP (and TWEAN agrees that it will take no action inconsistent with such requirement), and TWEAN hereby irrevocably authorizes such transmission and instructs the Initial Borrower to pay all such dividends and distributions directly into one or more accounts controlled by ANP. In the event TWEAN receives any dividends or distributions contrary to the foregoing irrevocable instructions from the Initial Borrower with respect to the Collateral, (x) such dividends or distributions shall be held in trust for the benefit of ANP in the form in which so received (with any necessary endorsement), and TWEAN agrees to promptly transfer directly to one or more accounts designated in writing by ANP (which accounts shall be controlled by ANP) any dividends or distributions it shall receive contrary to the foregoing irrevocable instructions and (y) ANP and the Initial Borrower agree to deliver such designation in writing to TWEAN within three Business Days upon any officer of ANP or the Initial Borrower learning that such dividends or distributions shall have been paid or made to TWEAN contrary to the provisions of this clause (iii).

         (b) Upon the occurrence and during the continuance of an Event of Default and upon notice to ANP as set forth in paragraph (d) of this Section
2.04 (unless a Bankruptcy Proceeding shall have commenced or the maturity of the Credit Agreement Obligations or the Senior Note Obligations shall have been accelerated, in which case no notice shall be required), all rights of ANP to dividends and distributions that it is authorized to receive pursuant to paragraph (a)(ii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends and distributions. All dividends and distributions received by ANP contrary to the provisions of this
Section 2.04 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the form in which so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in the Special Trust Account upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 3.02. After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days, repay to ANP all amounts (without interest), that ANP would otherwise have been permitted to retain pursuant to the terms of paragraph (a)(ii) above and which remain in the Special Trust Account.

         (c) Upon the occurrence and during the continuance of an Event of Default and upon notice to ANP as set forth in paragraph (d) of this Section
2.04 (unless a Bankruptcy Proceeding shall have commenced or the maturity of the Credit Agreement Obligations or the Senior Note Obligations shall have been accelerated, in which case no notice shall be required), all rights of ANP to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.04 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers. Unless otherwise directed by Required Lenders or the Required Purchasers, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit ANP to exercise such rights. After all Events of Default have been cured or waived, ANP will have the right to exercise the voting and consensual rights and powers that they would otherwise have been entitled to exercise pursuant to the terms of paragraph (a)(i) above.

         (d) Any notice given by the Collateral Agent to ANP, exercising its rights under this Section 2.04, (i) may be given by telephone if promptly confirmed in writing and (ii) may suspend the rights of ANP under paragraph
(a)(i) or paragraph (a)(ii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent's rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.


                                   ARTICLE III

                                    REMEDIES

         SECTION 3.01. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own accounts for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of either Pledgor, and the Pledgors hereby waive (to the extent permitted by law) all rights of redemption, stay and appraisal which the Pledgors now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Collateral Agent shall give the Pledgors 10 days' written notice (which the Pledgors agree is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of either Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from either Pledgor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 3.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

         SECTION 3.02. APPLICATION OF PROCEEDS . The Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash and any amounts on deposit in the Special Trust Account, as follows:

         FIRST, to the payment of all costs and expenses incurred by the Collateral Agent (in its capacity as such hereunder or under any other Security Document) in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Security Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Security Document on behalf of either Pledgor and any other reasonable costs or expenses incurred by the Collateral in connection with the exercise of any remedy hereunder or under any other Security Document;

         SECOND, to the payment in full of the Credit Agreement Obligations and the Senior Note Obligations, ratably in accordance with the respective amounts thereof on the date of any such distribution;

         THIRD, to the payment in full of the Obligations of the Borrowers to TWEAN under Section 5.19 of this Agreement; and

         FOURTH, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

Except as otherwise provided herein, the Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

         SECTION 3.03. SECURITIES ACT, ETC. In view of the position of the Pledgors in relation to the Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "FEDERAL SECURITIES LAWS") with respect to any disposition of the Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 3.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

         SECTION 3.04. RESTRUCTURING AGREEMENTS AND CONSENT. Notwithstanding any other provision of this Article III, the right of the Collateral Agent to transfer the Equity Interests in the Initial Borrower upon the exercise by it of any remedies under this Agreement shall be subject to the same limitations as would be applicable at the time of such transfer to transfers of such Equity Interests by ANP under the Restructuring Agreements and the Consent (including any rights of first offer in favor of any other partner of TWEAN), and in connection with any such transfer or proposed transfer the Collateral Agent will have and be entitled to exercise all rights of ANP, and TWEAN will take for the benefit of the Collateral Agent or its designees all actions required to be taken by it at the request or for the benefit of ANP, under the Restructuring Agreements and the Consent. Notwithstanding anything to the contrary contained herein, but subject to the express provisions of the Consent, all rights granted to the Collateral Agent or the Secured Parties in this Article III shall be subject to the Restructuring Agreements, including without limitation all restrictions and limitations therein (such as rights of first offer) on dispositions of the pledged Equity Securities and other interests in the assets or business of the Initial Borrower. For the avoidance of doubt, prior to exercising any remedies under this Article III (but subject to the express provisions of the Consent) the Collateral Agent and the Secured Parties (as applicable) shall be required to comply with the Restructuring Agreements to the same extent as if ANP or the Initial Borrower were attempting to take the actions sought to be taken by the Collateral Agent or the Secured Parties.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Each party hereto represents and warrants to the other parties hereto that (a) the execution, delivery and performance by it of this Agreement (i) have been duly authorized by all requisite action on its part and (ii) will not contravene any provision of its organizational documents or any law or regulation or order of any court or other governmental authority having applicability to it, and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid, binding and enforceable obligation.


                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.01. NOTICES. All communications and notices hereunder to the Collateral Agent, ANP and the Initial Borrower shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 12.01 of the Guarantee and Collateral Agreement. All communications and notices hereunder to TWEAN shall be given to it at 75 Rockefeller Plaza, New York, NY 10019, Attn: General Counsel with a copy to 290 Harbor Drive, Stamford, CT 06902, Attn: General Counsel and Paul Weiss, Rifkand, Wharton & Garrison, 1285 Avenue of the Americas, New York, NY 10019, Attn: Robert B. Schumer and Kelley
D. Parker.

         SECTION 5.02. SECURITY INTEREST ABSOLUTE . All rights of the Collateral Agent hereunder, the Pledge, the grant of a security interest in the Collateral and all obligations of the

Pledgors hereunder shall be absolute, irrevocable and unconditional irrespective of (a) any lack of validity or enforceability of any Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Credit Agreement Document, any Senior Note Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on any other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgors in respect of the Obligations or this Agreement.

         SECTION 5.03. SURVIVAL OF AGREEMENT . All covenants, agreements, representations and warranties made by the Pledgors in this Agreement and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Documents and the making of any Loans, the issuance of any Letters of Credit and the purchase of any Senior Notes, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Collateral Agent or any Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Obligation is outstanding and unpaid and so long as the Commitments have not expired or terminated.

         SECTION 5.04. BINDING EFFECT; SEVERAL AGREEMENT; BENEFIT OF AGREEMENT . This Agreement shall become effective when the Collateral Agent shall have received copies hereof that, when taken together, bear the signatures of the Pledgors and the Collateral Agent and shall inure to the benefit of the Pledgors, the Collateral Agent and the other Secured Parties and their respective successors and permitted assigns, except that the Pledgors shall not have the right to assign or transfer their rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the Credit Agreement and the Senior Note Purchase Agreement.

         SECTION 5.05. SUCCESSORS AND ASSIGNS . Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party (including, in the case of each Secured Party, each transferee or assignee of the Obligations held by it); and all covenants, promises and agreements by or on behalf of the Pledgors or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

         SECTION 5.06. COLLATERAL AGENT'S FEES AND EXPENSES . (a) The parties hereto other than TWEAN agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement and Section 15.1 of the Senior Note Purchase Agreement, each as in effect on the date hereof.

         (b) The provisions of this Section 5.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other

Document or any investigation made by or on behalf of the Collateral Agent or any Secured Party. All amounts due under this Section 5.06 shall be payable on written demand therefor and shall bear interest at the rate specified in Section
2.12 of the Credit Agreement as in effect on the date hereof.

         SECTION 5.07. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT . The Pledgors hereby appoint the Collateral Agent the attorney-in-fact of the Pledgors for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of either Pledgor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of such Pledgor on any invoice or bill of lading relating to any of the Collateral; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (f) to notify, or to require the Pledgors to notify, obligors in respect of any of the Collateral to make payment directly to the Collateral Agent; and (g) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to the Pledgors for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct. The Collateral Agent agrees not to exercise the power of attorney provided for in this Section 5.07 unless a Default or Event of Default shall have occurred and be continuing.

         SECTION 5.08. APPLICABLE LAW . THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 5.09. WAIVERS; AMENDMENT . (a) No failure or delay by the Collateral Agent in exercising any right or power hereunder or under any other Security Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and under the other Security Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan by any Lender shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent or any Lender may have had notice or knowledge of such Default at the time. No notice or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Pledgors and consented to by the Majority Secured Parties; PROVIDED, HOWEVER, that (i) any amendment or waiver of this Agreement that by its terms adversely affects the rights of the Credit Agreement Secured Parties or the Senior Note Secured Parties differently from those of the other class of Secured Parties shall require the consent of Secured Parties holding a majority in interest of the Obligations of the adversely affected class, (ii) any amendment or waiver having the effect of a general release of Collateral and any termination or cancelation of this Agreement shall require the consent of each Lender and each Senior Note Purchaser, (iii) any amendment that directly or indirectly narrows the description of the Collateral or the obligations being secured hereby, changes the priority of payments to the Secured Parties hereunder or amends the definition of "Majority Secured Parties" may not be made without the consent of all the Lenders and Senior Note Purchasers and (iv) provisions solely affecting the rights of the Secured Parties among themselves may be amended or waived without the consent of the Borrowers or the Pledgors.

         SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER SECURITY DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SECURITY DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

         SECTION 5.11. SEVERABILITY . In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 5.12. COUNTERPARTS . This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section
5.04. Delivery of an executed signature page to this

Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

         SECTION 5.13. HEADINGS . Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         SECTION 5.14 JURISDICTION; CONSENT TO SERVICE OF PROCESS . (a) Each of the Pledgors and the Collateral Agent hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Pledgors hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Pledgors and the Collateral Agent agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Security Document shall affect any right that the Collateral Agent, the Administrative Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against either Pledgor or its properties in the courts of any jurisdiction.

         (b) Each of the Pledgors and the Collateral Agent hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section. Each of the Pledgors and the Collateral Agent hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) The Pledgors and the Collateral Agent irrevocably consent to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 5.15. TERMINATION OR RELEASE . (a) This Agreement, the Pledge of the Collateral and all other security interests granted hereby shall terminate when all the Obligations (other than wholly contingent indemnification or similar obligations) then due and owing have been indefeasibly paid in full and the Lenders have no further commitments to lend under the Credit Agreement. Promptly following any such termination the Pledged Securities remaining in the possession of the Collateral Agent shall, at the sole cost and expense of the Borrowers, be returned to the Pledgors as their interests may appear.

         (b) In connection with any termination or release pursuant to paragraph
(a) the Collateral Agent shall execute and deliver to the Pledgors, at the Borrowers' expense, all documents that the Pledgors shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 5.15 shall be without recourse to or warranty by the Collateral Agent. Without limiting the provisions of Section 5.06, the Borrowers shall reimburse the Collateral Agent upon demand for all costs and expenses, including the fees, charges and disbursements of counsel, incurred by it in connection with any action contemplated by this Section 5.15.

         SECTION 5.16. COMPLIANCE WITH LAWS. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by the Collateral Agent with respect to the Collateral or any license, permit, certificate or authorization of the Federal Communications Commission ("FCC") or any other federal, state or local regulatory or governmental bodies applicable to or having jurisdiction over the Pledgor unless and until any required approval under the Federal Communications Act of 1934, and any applicable rules and regulations thereunder requiring the consent to or approval of such action by the FCC or any governmental or other communications authority have been satisfied and, to the extent applicable, any action taken with respect to, concerning or affecting the Collateral, directly or indirectly, shall be subject to any required approval of the FCC and any state or local communications regulatory authority with jurisdiction thereover and all applicable communications laws.

         SECTION 5.17. RIGHT OF SETOFF . If an Event of Default shall have occurred and be continuing, each Secured Party and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party or Affiliate to or for the credit or the account of either Borrower or ANP against any of and all the obligations of either Borrower now or hereafter existing under this agreement held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have. Notwithstanding the foregoing, any amounts received by a Secured Party pursuant to this Section 5.17 shall be paid over to the Collateral Agent for application in accordance with Section 3.02.

         SECTION 5.18. TRANSFER OF EQUITY INTERESTS TO ANP. The parties acknowledge and agree that the Equity Interests in the Initial Borrower may be transferred from TWEAN to ANP as provided in Section 8 of the TWEAN Partnership Agreement. The parties agree that any such transfer shall be subject to the pledge created hereby, which shall not in any manner be released or diminished. ANP shall notify the Collateral Agent in the event the Equity Interests in the Initial Borrower shall have been transferred to it, and in such event all rights, benefits and obligations of the Pledgors hereunder shall thereafter be deemed to be rights, benefits and obligations solely of ANP and TWEAN shall be released from, and no longer constitute a party to, this Agreement.

         Section 5.19. BORROWER INDEMNITY OF TWEAN. Each Borrower shall indemnify and save TWEAN and each of its officers, partners and Affiliates harmless from and against any cost, liability or expense (including reasonable fees and disbursements of counsel) relating to or arising out of this Agreement.

         Section 5.20. RECOURSE TO TWEAN. Notwithstanding anything to the contrary contained in this Agreement, or as may otherwise be inferred or implied as a result of this Agreement, the parties hereto agree that the recourse of the Collateral Agent and/or the other Secured Parties to TWEAN in respect of any of its obligations under this Agreement (or in respect of any of the Obligations) shall be expressly limited to the specific remedies provided for in Article III hereof to the extent applicable to TWEAN (subject to the express provisions of the Consent), and specific performance of any covenants of TWEAN specifically undertaken pursuant to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                       TIME WARNER ENTERTAINMENT -
                                       ADVANCE/NEWHOUSE PARTNERSHIP

                                        By:     TIME WARNER ENTERTAINMENT
                                                COMPANY, L.P., Managing General
                                                Partner, through its TIME WARNER
                                                CABLE DIVISION


                                        by  /s/ Robert D. Marcus
                                            ------------------------------------
                                            Name:  Robert D. Marcus
                                            Title: Senior Vice President


                                       By:      PARAGON COMMUNICATIONS,

                                                by KBL COMMUNICATIONS, INC., its
                                                managing general partner,


                                        by  /s/ Robert D. Marcus
                                            ------------------------------------
                                            Name:  Robert D. Marcus
                                            Title: Senior Vice President


                                       By:      ADVANCE/NEWHOUSE PARTNERSHIP, a
                                                general partner,

                                                by ADVANCE CABLE HOLDINGS CORP,
                                                its general partner,


                                        by  /s/ Steven A. Miron
                                            ------------------------------------
                                            Name:  Steven A. Miron
                                            Title: President

                                                by NEWHOUSE CABLE HOLDINGS LLC,
                                                its general partner,


                                        by  /s/ Steven A. Miron
                                            ------------------------------------
                                            Name:  Steven A. Miron
                                            Title: President

                                       ADVANCE/NEWHOUSE PARTNERSHIP,

                                       By:      ADVANCE CABLE HOLDINGS CORP.,
                                                its general partner


                                        by  /s/ Steven A. Miron
                                            ------------------------------------
                                            Name:  Steven A. Miron
                                            Title: President


                                       By:      NEWHOUSE CABLE HOLDINGS
                                                LLC, its general partner,


                                        by  /s/ Steven A. Miron
                                            ------------------------------------
                                            Name:  Steven A. Miron
                                            Title: President


                                       TWEAN SUBSIDIARY, LLC,

                                       By:      ADVANCE/NEWHOUSE PARTNERSHIP,
                                                its manager,

                                                by ADVANCE CABLE HOLDINGS CORP.,
                                                its general partner


                                        by  /s/ Steven A. Miron
                                            ------------------------------------
                                            Name:  Steven A. Miron
                                            Title: President


                                                by NEWHOUSE CABLE HOLDINGS LLC,
                                                its general partner,


                                        by  /s/ Steven A. Miron
                                            ------------------------------------
                                            Name:  Steven A. Miron
                                            Title: President



                                       JPMORGAN CHASE BANK, as Collateral Agent,


                                        by  /s/ Thomas H. Koziark
                                            ------------------------------------
                                            Name:  Thomas H. Koziark
                                            Title: Vice President

                                                                   Schedule I to
                                                            the Pledge Agreement


                       LIMITED LIABILITY COMPANY INTERESTS


                                                                                           PERCENTAGE
                                                                                           OF LIMITED
                                                                                            LIABILITY
                                           NUMBER OF        REGISTERED         CLASS OF      COMPANY
      PLEDGOR              ISSUER         CERTIFICATE         OWNER            INTEREST     INTERESTS
      -------              ------         -----------         -----            --------     ---------
    Time Warner     TWEAN Subsidiary, LLC       1          Time Warner         Limited        100%
   Entertainment                                          Entertainment       Liability
 -Advance/Newhouse                                      -Advance/Newhouse      Company
    Partnership                                            Partnership        Interest